UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 2/27/2015

Item 1.	Schedule of Investments.

 STATEMENT OF INVESTMENTS February 27, 2015* Unaudited

	Shares	Value

Common Stocks—97.1%

Consumer Discretionary—23.5%

Auto Components—3.3%
Continental AG	1,469,619	$350,667,277

Valeo SA	2,065,261	310,428,935

		661,096,212

Automobiles—1.3%
Bayerische Motoren
Werke AG	2,051,817	259,393,866

Diversified Consumer Services—0.7%
Dignity plc[1]	4,756,330	141,999,828

Hotels, Restaurants & Leisure—3.5%
Carnival Corp.	5,957,010	262,048,870

Domino’s Pizza Group plc[1]	16,433,847	183,199,428

William Hill plc	43,460,198	252,974,155

		698,222,453

Household Durables—0.9%
SEB SA	2,284,347	169,507,561

Internet & Catalog Retail—0.6%
Yoox SpA[1,2]	5,154,268	112,147,497

Media—3.9%
Grupo Televisa SAB, Sponsored ADR[2]	5,810,320	198,248,118

ProSiebenSat.1 Media AG	2,776,121	136,317,277

SES SA	5,653,460	194,745,068

Sky plc	13,428,670	206,183,219

Zee Entertainment Enterprises Ltd.	8,197,109	46,014,799

		781,508,481

Multiline Retail—2.4%
Dollarama, Inc.	5,490,557	274,593,731

Hudson’s Bay Co.[1]	9,153,300	205,749,724

		480,343,455

Specialty Retail—1.0%
Inditex SA	6,511,551	204,523,770

Textiles, Apparel & Luxury Goods—5.9%
Burberry Group plc	10,713,461	309,043,470

Cie Financiere Richemont SA	2,398,294	210,993,743

Hermes International	43,132	13,907,882

Kering	671,750	136,630,042

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

LVMH Moet Hennessy Louis Vuitton SA	884,280	$161,797,598

Prada SpA	23,187,900	139,296,698

Swatch Group AG (The)	443,478	201,833,083

		1,173,502,516

Consumer Staples—10.6%

Beverages—2.7%
Diageo plc	3,983,538	118,996,416

Heineken NV	3,406,852	265,942,464

Pernod Ricard SA	1,316,092	155,826,028

		540,764,908

Food & Staples Retailing—1.1%
CP ALL PCL	172,378,600	213,279,835

Spar Group Ltd. (The)[2]	190,055	2,908,787

		216,188,622

Food Products—5.0%
Aryzta AG2	3,274,259	261,422,437

Barry Callebaut AG2	149,798	155,259,077

Danone SA	2,182,975	152,172,295

Saputo, Inc.	5,928,778	172,252,793

Unilever plc	5,825,178	257,135,306

		998,241,908

Household Products—1.2%
Reckitt Benckiser Group plc	2,624,324	237,184,380

Tobacco—0.6%
Swedish Match AB	3,704,903	116,623,269

Energy—1.8%

Energy Equipment & Services—0.7%
Schoeller-Bleckmann Oilfield Equipment AG	450,930	30,410,224

Technip SA	1,522,122	99,103,251

		129,513,475

Oil, Gas & Consumable Fuels—1.1%
Koninklijke Vopak NV	4,186,582	219,958,032

Financials—4.7%

Capital Markets—2.7%
ICAP plc[1]	35,654,567	294,371,320

Tullett Prebon plc	12,156,254	65,279,642

 1  OPPENHEIMER INTERNATIONAL GROWTH FUND

 STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Capital Markets (Continued)

UBS Group AG2	9,288,913	$162,923,130

		522,574,092

Commercial Banks—0.9%
ICICI Bank Ltd., Sponsored ADR	15,751,320	183,502,878

Insurance—1.1%
Prudential plc	8,715,901	219,152,429

Health Care—9.1%

Biotechnology—2.1%
CSL Ltd.	3,314,100	238,689,495

Grifols SA	4,399,757	178,314,197

		417,003,692

Health Care Equipment & Supplies—3.1%
DiaSorin SpA[1]	3,272,661	132,115,852

Essilor International SA	1,357,406	158,481,120

Sonova Holding AG	1,461,027	202,188,453

William Demant Holding AS2	1,620,004	132,923,853

		625,709,278

Health Care Providers & Services—0.4%
Sonic Healthcare Ltd.	5,698,906	86,574,808

Pharmaceuticals—3.5%
Galenica AG	164,775	142,845,310

Indivior plc[2]	2,624,324	7,077,748

Novo Nordisk AS, Cl. B	5,938,225	283,929,442

Oxagen Ltd.[2,3]	214,287	3,308

Roche Holding AG	935,031	253,584,396

		687,440,204

Industrials—22.3%

Aerospace & Defense—3.3%
Airbus Group NV	4,395,073	271,837,625

Embraer SA	14,584,046	127,923,468

Rolls-Royce Holdings plc[2]	17,307,856	253,245,799

		653,006,892

Air Freight & Couriers—0.5%
Royal Mail plc	14,925,099	96,831,164

Commercial Services & Supplies—2.9%
Aggreko plc	7,427,087	195,504,553

Edenred	6,611,612	180,261,482

	Shares	Value

Commercial Services & Supplies (Continued)

Prosegur Cia de Seguridad SA1	35,117,286	$207,618,044

		583,384,079

Construction & Engineering—2.1%
Boskalis Westminster NV	4,581,368	212,756,049

Leighton Holdings Ltd.	6,956,798	119,608,696

Trevi Finanziaria Industriale SpA[1]	20,097,065	74,402,388

		406,767,133

Electrical Equipment—3.7%
ABB Ltd.[2]	5,578,639	119,364,366

Legrand SA	3,496,820	193,094,151

Nidec Corp.	3,261,670	220,355,756

Schneider Electric SE	2,620,250	210,734,268

		743,548,541

Machinery—3.2%
Aalberts Industries NV1	8,692,385	268,800,916

Atlas Copco AB, Cl. A	8,454,842	272,316,345

Weir Group plc (The)	3,705,110	97,421,180

		638,538,441

Professional Services—3.0%
Experian plc	11,597,908	214,414,603

Intertek Group plc	5,168,080	201,583,148

SGS SA, Cl. R	91,695	185,212,396

		601,210,147

Trading Companies & Distributors—3.6%
Brenntag AG	3,439,212	201,063,416

Bunzl plc	9,041,910	264,139,717

Wolseley plc	3,929,661	240,272,317

		705,475,450

Information Technology—15.7%

Communications Equipment—1.3%
Telefonaktiebolaget LM Ericsson, Cl. B	19,387,235	250,883,876

Electronic Equipment, Instruments, & Components—2.9%
Hoya Corp.	5,902,510	238,487,073

Keyence Corp.	369,821	189,300,325

Spectris plc	4,264,756	143,281,330

		571,068,728

 2  OPPENHEIMER INTERNATIONAL GROWTH FUND

 STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Internet Software & Services—2.6%
Telecity Group plc	8,469,192	$120,895,299

United Internet AG	4,505,873	202,003,573

Yahoo Japan Corp.	45,949,300	184,990,457

		507,889,329

IT Services—1.3%
Amadeus IT Holding SA, Cl. A	6,382,684	262,677,075

Semiconductors & Semiconductor Equipment—1.9%
ARM Holdings plc	6,259,940	111,520,553

Infineon Technologies AG	23,724,026	274,801,363

		386,321,916

Software—4.7%
AVEVA Group plc	3,016,724	74,197,308

Dassault Systemes	2,968,096	207,519,201

Gemalto NV	2,421,027	196,270,575

Sage Group plc (The)	17,934,086	134,023,521

SAP SE	2,882,279	202,714,219

Temenos Group AG1	3,689,600	126,595,058

		941,319,882

Technology Hardware, Storage & Peripherals—1.0%
Lenovo Group Ltd.	131,610,000	202,772,850

Materials—4.4%

Chemicals—3.5%
Essentra plc[1]	19,104,359	299,607,864

Sika AG	31,324	110,591,325

Syngenta AG	812,378	286,541,804

		696,740,993

Construction Materials—0.9%
James Hardie Industries plc	14,437,500	170,375,185

Telecommunication Services—5.0%

Diversified Telecommunication Services—4.3%
BT Group plc	38,582,393	271,156,829

Iliad SA	637,690	165,450,256

Inmarsat plc	10,908,887	147,345,643

Nippon Telegraph & Telephone Corp.	4,289,500	266,293,291

		850,246,019

	Shares	Value

Wireless Telecommunication Services—0.7%
Vodafone Group plc	41,782,620	$144,771,225

Total Common Stocks
(Cost $15,755,652,480)		19,296,506,539

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $843,860)	172,139,289	2,450,976
	Units

Rights, Warrants and Certificates—0.0%

Ceres, Inc., Series F Wts., Strike Price $19.50, Exp. 9/6/15[2,3]	126,666	—

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[2]	1,118,385	157,692

Total Rights, Warrants and Certificates
(Cost $264,716)		157,692
	Shares

Investment Company—2.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[1,4] (Cost $546,758,736)	546,758,736	546,758,736

Total Investments, at Value (Cost $16,303,519,792)	99.8%	19,845,873,943

Net Other Assets (Liabilities)	0.2	37,285,490

Net Assets	100.0%	$19,883,159,433

 3  OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

* February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended February 27, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014[a]	Gross Additions	Gross Reductions	Shares February 27, 2015

Aalberts Industries NV	8,282,724	409,661	—	8,692,385
DiaSorin SpA	3,272,661	—	—	3,272,661
Dignity plc	4,534,461	221,869	—	4,756,330
Domino’s Pizza Group plc	16,433,847	—	—	16,433,847
Essentra plc	18,215,196	889,163	—	19,104,359
Hudson’s Bay Co.	6,929,700	2,223,600	—	9,153,300
ICAP plc	33,506,054	2,148,513	—	35,654,567
Oppenheimer Institutional Money Market Fund, Cl. E	413,638,127	1,162,400,986	1,029,280,377	546,758,736
Prosegur Cia de Seguridad SA	33,462,250	1,655,036	—	35,117,286
Temenos Group AG	3,515,715	173,885	—	3,689,600
Trevi Finanziaria Industriale SpA	20,097,065	—	—	20,097,065
Yoox SpA	5,154,268	—	—	5,154,268

	Value	Income

Aalberts Industries NV	$268,800,916	$—
DiaSorin SpA	132,115,852	—
Dignity plc	141,999,828	—
Domino’s Pizza Group plc	183,199,428	—
Essentra plc	299,607,864	—
Hudson’s Bay Co.	205,749,724	219,001
ICAP plc	294,371,320	3,499,845 [b]
Oppenheimer Institutional Money Market Fund, Cl. E	546,758,736	130,502
Prosegur Cia de Seguridad SA	207,618,044	654,364
Temenos Group AG	126,595,058	—
Trevi Finanziaria Industriale SpA	74,402,388	—
Yoox SpA	112,147,497	—

Total	$2,593,366,655	$4,503,712

a. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. All or a portion of the transactions were the result of non-cash dividends.

2. Non-income producing security.

 4  OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. Restricted security. The aggregate value of restricted securities as of February 27, 2015 was $3,308, which represents less than 0.005% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation

Ceres, Inc., Series F Wts., Strike Price $19.50, Exp. 9/6/15	9/5/07	$—	$—	$—
Oxagen Ltd.	12/20/00	2,210,700	3,308	2,207,392

		$2,210,700	$3,308	$2,207,392

4. Rate shown is the 7-day yield as of February 27, 2015.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$5,302,809,395	26.7%
France	2,509,659,136	12.7
Switzerland	2,419,354,578	12.2
Germany	1,626,960,990	8.2
Netherlands	1,435,565,662	7.2
Japan	1,099,426,902	5.5
Spain	853,133,086	4.3
United States	808,965,298	4.1
Canada	652,596,249	3.3
Sweden	639,823,490	3.2
Italy	457,962,435	2.3
Australia	444,872,999	2.2
Denmark	416,853,295	2.1
India	231,968,653	1.2
Thailand	213,279,835	1.1
China	202,772,850	1.0
Mexico	198,248,118	1.0
Ireland	170,375,185	0.9
Brazil	127,923,468	0.6
Austria	30,410,224	0.2
South Africa	2,908,787	0.0
Hong Kong	3,308	0.0

Total	$19,845,873,943	100.0%

 5  OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS February 27, 2015 Unaudited

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

 The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

 6  OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

 7  OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

 8  OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 27, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$940,640,444	$3,741,605,195	$—	$4,682,245,639
Consumer Staples	172,252,793	1,936,750,294	—	2,109,003,087
Energy	—	349,471,507	—	349,471,507
Financials	183,502,878	741,726,521	—	925,229,399
Health Care	—	1,816,724,674	3,308	1,816,727,982
Industrials	—	4,428,761,847	—	4,428,761,847
Information Technology	—	3,122,933,656	—	3,122,933,656
Materials	—	867,116,178	—	867,116,178
Telecommunication Services	—	995,017,244	—	995,017,244
Preferred Stock	2,450,976	—	—	2,450,976
Rights, Warrants and Certificates	—	157,692	—	157,692
Investment Company	546,758,736	—	—	546,758,736

Total Assets	$1,845,605,827	$18,000,264,808	$3,308	$19,845,873,943

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Financials	$(159,013,455)	$159,013,455
Industrials	(128,085,103)	128,085,103

Total Assets	$(287,098,558)	$287,098,558

* Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund

 9  OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

(“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Restricted Securities. As of February 27, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 27, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$16,344,690,774

Gross unrealized appreciation	$5,288,866,332
Gross unrealized depreciation	(1,787,683,163)

Net unrealized appreciation	$3,501,183,169

10 OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/27/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/10/2015